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                   AMENDMENT TO FOURTH AMENDED AND RESTATED
                                LOAN AGREEMENT
                                --------------


     THIS AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is entered into as of January 5, 2001 by and between PANJA INC.
----------
("Borrower"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").
----------                                                ----

     WHEREAS, Borrower and Bank entered into that certain Fourth Amended and Restated Loan Agreement dated as of September 1, 2000, as amended from time to time (collectively, the "Loan Agreement"); and
                         --------------

     WHEREAS, the Loan Agreement currently governs Borrower's (i) borrowing base line of credit in the maximum amount of $10,000,000.00 (the "Borrowing Base Line
                                                             -------------------
of Credit"), as currently evidenced by that certain promissory note dated
---------
September 1, 2000 payable by Borrower to the order of Bank in the stated principal amount of $10,000,000.00 (the "Borrowing Base Note") and (ii)
                                         -------------------
advance/term facility in the maximum amount of $10,000,000.00 as currently evidenced by that certain promissory note dated March 30, 1999 payable by Borrower to the order of Bank in the stated principal amount of $10,000,000.00 (the "Term Note"); and
      ---------

     WHEREAS, the Loan Agreement, the Borrowing Base Note, Term Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Notes (as hereinafter defined) are hereinafter referred to collectively as the "Loan Documents". The Borrowing Base Note, Term Note and 2001 Line of
        --------------
Credit Note (as hereinafter defined) are collectively referred to as the "Notes"; and
 -----

     WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.






AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT - Page 1
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                                  ARTICLE II

                                  Amendments
                                  ----------

     Section 2.01 Effective as of the date hereof, Paragraph 1 is amended by adding the following as Subparagraph 1(c):

     "(c) 2001 Line of Credit.  Subject to the terms and conditions set
               --------------
     forth herein, Bank agrees to lend to Borrower, on a revolving basis from time to time during the period commencing on the date hereof and continuing through the maturity date of the promissory note evidencing the 2001 Line of Credit, such amounts as Borrower may request hereunder; provided,
                                                                --------
     however, the total principal amount shall not exceed an amount (the "2001
     -------                                                              ----
     Borrowing Base Amount") equal to the lesser of (i) an amount equal to the
     ---------------------
     Domestic Borrowing Base (as such term is defined hereinbelow) or (ii) $2,000,000.00 (the "2001 Line of Credit") less the Letter of Credit
                         -------------------   ----
     Liabilities. If at any time the aggregate principal amount outstanding under the 2001 Line of Credit exceeds an amount equal to the 2001 Borrowing Base Amount, Borrower agrees to immediately repay to Bank such excess amount, plus all accrued but unpaid interest thereon. Subject to the terms
             ----
     and conditions hereof, Borrower may borrow, repay and reborrow hereunder. The sums advanced under the 2001 Line of Credit shall be used for working capital needs. Notwithstanding anything contained herein to the contrary, Borrower shall be entitled to advances under the 2001 Line of Credit only to the extent that amounts remain available under the Domestic Borrowing Base after the Borrowing Base Line of Credit has been fully funded."

     Section 2.02 Effective as of the date hereof, all references in the Loan Agreement as to "Loans" shall include the 2001 Line of Credit and all references to "Notes" shall include the 2001 Line of Credit Note.


                                  ARTICLE III

                                     Note
                                     ----

     3.01 Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to Bank a promissory note (the "2001 Line of Credit Note")
                                                    ------------------------
in the stated principal amount of $2,000,000.00, in form and substance satisfactory to Bank.


                                  ARTICLE IV

          Representations, Warranties, Ratification and Reaffirmation
          -----------------------------------------------------------

     Section 4.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Note, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets



AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT - Page 2
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resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Notes heretofore, or breach of any commitments or promises of any type).

     Section 4.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.


                                   ARTICLE V

                                 Miscellaneous
                                 -------------

     Section 5.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 5.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 5.03 This Amendment has been entered into in Dallas County, Texas and shall be performable for all purposes in Dallas County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment, and venue in any such dispute shall be the courts located in Dallas County, Texas.

     Section 5.04 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     Section 5.05 THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.






AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT - Page 3
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                                        BORROWER:
                                        --------

                                        PANJA INC.


                                        By:    /s/ Paul D. Fletcher
                                           -------------------------------------
                                           Name:   Paul D. Fletcher
                                                --------------------------------
                                           Title: V.P. & Chief Financial Officer
                                                 -------------------------------


                                        BANK:
                                        ----

                                        BANK ONE, TEXAS, NATIONAL ASSOCIATION



                                        By:    /s/ Paul C. Koch
                                           -------------------------------------
                                           Name:   Paul C. Koch
                                                --------------------------------
                                           Title: 1st Vice President
                                                 -------------------------------








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